UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
PROLOGIS

(Exact name of registrant as specified in charter)

Maryland	1-12846	74-2604728

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14100 E. 35th Place, Aurora, Colorado	80011

(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s Telephone Number, including Area Code): (303) 375-9292
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On October 6, 2005, ProLogis and certain of its affiliates entered into a U.S. $2,600,000,000 equivalent Global Senior Credit Agreement (the “Global Facility”) with various lenders and Bank of America, N.A., as global administrative agent. The Global Facility provides for the making of revolving loans and the issuance of letters of credit, denominated in U.S. dollars and other specified currencies, to or for the account of ProLogis and/or such affiliates. The Global Facility is scheduled to mature on October 6, 2009, but ProLogis may, at its option and subject to the satisfaction of certain conditions, extend the maturity date of the Global Facility to October 6, 2010.
     Based on ProLogis’ current public debt ratings, (a) interest on the revolving loans under the Global Facility denominated in currencies other than the lawful currency of The Republic of Korea (“KRW”) accrues at a rate per annum equal to (i) the London interbank offered rate (or another quoted rate in the case of Canadian dollar loans and BA Rate Loans (as defined in the Global Facility)) plus a margin of 0.475% or (ii) a prime-based rate and (b) interest on the loans under the Global Facility denominated in KRW accrues at a rate per annum equal to the KRW Rate (as defined in the Global Facility) plus a margin of 0.775%. A facility fee is also payable on the total commitments under the Global Facility. The interest rate margins and facility fee are based on grid pricing tied to the public debt ratings of ProLogis. The Global Facility contains customary covenants (including certain financial tests) and defaults (including a cross-default to other indebtedness of more than $50,000,000). The Global Facility has been filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated herein by reference.
     Concurrently with the effectiveness of the Global Facility, ProLogis and its affiliates cancelled a number of previously existing credit facilities.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
     (a) Financial Statements of Business Acquired
     None.
     (b) Pro Forma Financial Statements
     None
     (c) Exhibits

Exhibit 10.1	Global Senior Credit Agreement, dated as of October 6, 2005, among ProLogis, certain of its subsidiaries, Bank of America, N.A., as Global Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and a U.S. L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian Funding Agent and a Canadian L/C Issuer, ABN AMRO Bank N.V., as Global Syndication Agent, Euro Funding Agent, Euro Swing Line Lender, and a Euro L/C Issuer, Sumitomo Mitsui Banking Corporation, as a Global Documentation Agent, Yen Tranche Bookrunner, KRW Tranche Bookrunner, Yen Funding Agent, KRW Funding Agent, and a Yen L/C Issuer, JPMorgan Chase Bank, N.A. and the Royal Bank of Scotland PLC, as Global Documentation Agents, and the other lenders party thereto Banc of America Securities LLC and ABN AMRO Bank N.V., as Global Joint Lead Arrangers and Global Joint Book Runners

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS
Dated: October 12, 2005	By:	/s/ Edward S. Nekritz
		Name:	Edward S. Nekritz
		Title:	Managing Director, General Counsel and Secretary

EXHIBIT INDEX

Exhibit 10.1	Global Senior Credit Agreement, dated as of October 6, 2005, among ProLogis, certain of its subsidiaries, Bank of America, N.A., as Global Administrative Agent, Collateral Agent, U.S. Funding Agent, U.S. Swing Line Lender, and a U.S. L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian Funding Agent and a Canadian L/C Issuer, ABN AMRO Bank N.V., as Global Syndication Agent, Euro Funding Agent, Euro Swing Line Lender, and a Euro L/C Issuer, Sumitomo Mitsui Banking Corporation, as a Global Documentation Agent, Yen Tranche Bookrunner, KRW Tranche Bookrunner, Yen Funding Agent, KRW Funding Agent, and a Yen L/C Issuer, JPMorgan Chase Bank, N.A. and the Royal Bank of Scotland PLC, as Global Documentation Agents, and the other lenders party thereto Banc of America Securities LLC and ABN AMRO Bank N.V., as Global Joint Lead Arrangers and Global Joint Book Runners